Earnings/(Loss) per Share (Tables)	12 Months Ended
Dec. 31, 2015
Earnings/(Loss) per Share
Schedule of computation of basic and diluted earnings per share

        The following table sets forth the computation of basic and diluted earnings/(losses) per share for the years ended December 31 (in thousands):

	2015	2014	2013
Numerator:
Net income/(loss)	$117,016	$(3,920)	$37,523
Denominator (number of shares):
Basic and diluted weighted average ordinary shares outstanding	109,785.5	109,676.1	109,654.2